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                                 EXHIBIT (5)(c)

                         FORM OF INDIVIDUAL APPLICATION
                        FOR THE ACCESS VARIABLE ANNUITY
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

                                        Issued by: PFL Life Insurance Company ("PFL Life")
                                                   A Transamerica Company
                                                   4333 Edgewood Road N.E.
                                                   Cedar Rapids, IA  52499-0001
VARIABLE ANNUITY APPLICATION            Mail the application and a check:
                                                   PFL Life Insurance Company
                                                   Attn:  Variable Annuity Dept.
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
1.  owner   If no annuitant is specified in #2, the Owner will be the annuitant.
---------
In the event the owner is a trust, please provide verification of trustees.
Trustee certificate in forms booklet.

Last Name
/    /    /    /    /    /    /    /    /    /    /    /    /    /    /    /
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First Name
/    /    /    /    /    /    /    /    /    /    /    /    /    /    /    /
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Address

--------------------------------------------------------------------------------
Street

--------------------------------------------------------------------------------
City                           State                           Zip
Phone                          SS#/TIN /  /  /  /-/  /  /-/  /  /  /  /
     --------------------------       ---------- ------- -------------
[ ] Male       [ ] Female      Birthdate /  /  /-/  /  /-/  /  /  /  /
                                        -----------------------------
--------------
joint owner(s)
--------------

Last Name
/    /    /    /    /    /    /    /    /    /    /    /    /    /    /    /
--------------------------------------------------------------------------------
First Name
/    /    /    /    /    /    /    /    /    /    /    /    /    /    /    /
--------------------------------------------------------------------------------
Address

--------------------------------------------------------------------------------
Street

--------------------------------------------------------------------------------
City                           State                           Zip
Phone_________________________ SS#/TIN /  /  /  /-/  /  /-/  /  /  /  /
                                       ---------- ------- -------------
[ ] Male       [ ] Female      Birthdate/  /  /-/  /  /-/  /  /  /  /
                                        -----------------------------
-----------------------------------------------------------------------------------------------
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2.  annuitant           Complete only if different from Owner.
-------------
Last Name
/    /    /    /    /    /    /    /    /    /    /    /    /    /    /    /
--------------------------------------------------------------------------------
First Name
/    /    /    /    /    /    /    /    /    /    /    /    /    /    /    /
--------------------------------------------------------------------------------
Relationship to Owner
                     -----------------------------------------------------------

Address

--------------------------------------------------------------------------------
Street

--------------------------------------------------------------------------------
City                           State                           Zip


Phone                          SS#/TIN /  /  /  /-/  /  /-/  /  /  /  /
     --------------------------        ---------- ------- -------------
[ ] Male       [ ] Female      Birthdate /  /  /-/  /  /-/  /  /  /  /
                                        -----------------------------
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
3.  beneficiary(ies)
--------------------
Primary                                                Relationship to Annuitant:                                           %
       ----------------------------------------------                            -----------------------------   -----------
Primary                                                Relationship to Annuitant:                                           %
       ----------------------------------------------                            -----------------------------   -----------
Contingent:                                            Relationship to Annuitant:                                           %
           ------------------------------------------                            -----------------------------   -----------
Contingent:                                            Relationship to Annuitant:                                           %
           ------------------------------------------                            -----------------------------   -----------
------------------------------------------------------------------------------------------------------------------------------
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4.  type of annuity
-------------------
[ ] Non-Qualified    Qualified Types: [ ] IRA [ ] Roth IRA [ ]SEP/IRA [ ]403(b)
                                      [ ] Keogh [ ]Roth Conversion
                                      [ ] Other
                                               ---------------------------------
IRA/SEP/ROTH IRA

$                         Contribution for tax year
 -------------------------                         -----------------
$                         Trustee to Trustee Transfer
 -------------------------                           ---------------
$                         Rollover from [ ] IRA [ ] 403(b) [ ] Pension
 -------------------------
                          [ ] Other
                                   -----------------------------------

ROTH IRA Rollover
/  /  /-/  /  /-/  /  /  /  /     Date first established or date of conversion
------- ------- -------------
$                                 Portion previously taxed
 ----------------------------
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5.  family income protector                Please complete
---------------------------
     Family Income Protector Option:       [ ] Yes (Available at an additional    [ ] No
                                               cost, see prospectus)
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6.  minimum death benefit   Select one if owner(s) & annuitant are age 84
-------------------------
replacement information 84 or under.* If no selection then Return of Premium will apply.

Your selection cannot be changed after the policy has been issued.

[ ] 5% Annually Compounding Death Benefit to age 81 (only if owner(s) and annuitant are under age 81 at time of purchase.) Annual M&E risk fee and administrative charge is 1.85%
[ ] Annual Step-Up Death Benefit (only if owner(s) and annuitant are under age 81 at time of purchase.) Annuitant M&E risk fee and administrative charge is 1.85%
[ ] Return of Premium Death Benefit
    Annual M&E risk fee and administrative charge is 1.70%

*(If owner(s) or annuitant is age 85 or older on the policy date, there is no guaranteed minimum death benefit option to be elected.)
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7. replacement information
--------------------------
Will this annuity replace or change any existing annuity or life insurance?

[ ]  No          [ ]  Yes (If Yes, complete the following)

Company
       -------------------------------------------------
Policy No.
          ----------------------------------------------
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
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8.  allocation of premium payments   Please fill in selected funds and fixed
----------------------------------
accounts. The initial premium will be allocated as selected here. If Dollar Cost Averaging also complete section 9.
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Initial Premium $                        . Make check payable to PFL Life
                 ------------------------
Insurance Company. Following is authorized to make telephone transfer requests (check one only):
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[ ] Owner(s) only, or         [ ] Owner(s) and Owner's Registered Representative
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
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                                                         VARIABLE OPTIONS
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SUBADVISER                                       PORTFOLIO                                                   INITIAL            DCA
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
The Dreyfus Corporation                          DREYFUS SMALL CAP VALUE PORTFOLIO                               .0%            .0%
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The Dreyfus Corporation                          DREYFUS U.S. GOVERNMENT SECURITIES PORTFOLIO                    .0%            .0%
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Morgan Stanley Asset Management, Inc.            ENDEAVOR ASSET ALLOCATION PORTFOLIO                             .0%            .0%
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J.P. Morgan Investment Mgmt. Inc.                ENDEAVOR ENHANCED INDEX PORTFOLIO                               .0%            .0%
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Massachusetts Financial Services Co.             ENDEAVOR HIGH YIELD PORTFOLIO                                   .0%            .0%
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Janus Capital Corporation                        ENDEAVOR JANUS GROWTH PORTFOLIO                                 .0%            .0%
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Morgan Stanley Asset Management, Inc.            ENDEAVOR MONEY MARKET PORTFOLIO                                 .0%            .0%
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OpCap Advisors                                   ENDEAVOR OPPORTUNITY VALUE PORTFOLIO                            .0%            .0%
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Montgomery Asset Mgmt. LLC                       ENDEAVOR SELECT 50 PORTFOLIO                                    .0%            .0%
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OpCap Advisors                                   ENDEAVOR VALUE EQUITY PORTFOLIO                                 .0%            .0%
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Transamerica Investment Services, Inc.           TRANSAMERICA VIF GROWTH PORTFOLIO                               .0%            .0%
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T. Rowe Price Associates, Inc.                   T. ROWE PRICE EQUITY INCOME PORTFOLIO                           .0%            .0%
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T. Rowe Price Associates, Inc.                   T. ROWE PRICE GROWTH STOCK PORTFOLIO                            .0%            .0%
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Rowe-Price Fleming International, Inc.           T.ROWE PRICE INTERNATIONAL STOCK PORTFOLIO                      .0%            .0%
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Fred Alger Management, Inc.                      WRL ALGER AGGRESSIVE GROWTH PORTFOLIO                           .0%            .0%
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Goldman Sachs Asset Management                   WRL GOLDMAN SACHS GROWTH PORTFOLIO                              .0%            .0%
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Janus Capital Corporation                        WRL JANUS GLOBAL PORTFOLIO                                      .0%            .0%
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NWQ Investment Management Company, Inc.          WRL NWQ VALUE EQUITY PORTFOLIO                                  .0%            .0%
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Pilgrim Baxter & Associates, Ltd.                WRL PILGRIM BAXTER MID CAP GROWTH PORTFOLIO                     .0%            .0%
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Salomon Brothers Asset Management, Inc.          WRL SALOMAN ALL CAP PORTFOLIO                                   .0%            .0%
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T. Rowe Price Associates, Inc.                   WRL T. ROWE PRICE DIVIDEND GROWTH PORTFOLIO                     .0%            .0%
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T. Rowe Price Associates, Inc.                   WRL T. ROWE PRICE SMALL CAP PORTFOLIO                           .0%            .0%
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                                                                                                                 .0%            .0%
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                                                                                                                 .0%            .0%
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                                                                                                                 .0%            .0%
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
                                                           FIXED OPTIONS
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
                                                 Dollar Cost Averaging Account                                   .0%
                                                 ----------------------------------------------------------------------------------
                                                 (Must complete DCA allocation above and section 9.)             .0%
                                                 ----------------------------------------------------------------------------------
                                                 1 Year Guaranteed Period                                        .0%
                                                 ----------------------------------------------------------------------------------
                                                 3 Year Guaranteed Period                                        .0%
                                                 ----------------------------------------------------------------------------------
                                                 5 Year Guaranteed Period                                        .0%
                                                 ==================================================================================
                                                 TOTAL VARIABLE AND FIXED                                       100%           100%
                                                 ==================================================================================
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 .    Policy values when allocated to any of the Variable Options are not guaranteed as to fixed dollar amount.

 .    When funds are allocated to Fixed Account Guaranteed Periods, policy values under policy may increase or decrease in accordance with Excess Interest
     Adjustment prior to the end of Guaranteed Period.
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
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9.  dollar cost averaging program   Must complete DCA Allocation in Section 8.
----------------------------------
Authorized by Owner Signature in Section 10.

TRANSFER FROM: [ ] DCA Fixed [ ] Money Market [ ] U.S. Gov't Securities

FREQUENCY  OPTIONS:         Monthly Transfers (6 min., 24 max.)
                   ---------
                            Quarterly (4 min., 8 max.)
                   ---------
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10.  signature(s) of authorization acceptance
---------------------------------------------
 .    Unless I have notified the Company of a community or marital property interest in this policy, the Company will rely on good faith belief that no such interest exits and will assume no responsibility for inquiry.

 .    To the best of my knowledge and belief, my answers to the questions on this application are correct and true, and I agree that this application becomes a part of the annuity policy when issued by me.

 .    I (we) am in receipt of a current prospectus for this variable annuity.

 .    This application is subject to acceptance by PFL Life. If this application is rejected for any reason, PFL Life will be liable only for return of premium paid.

[ ] Check here if you want to be sent a copy of Statement of Additional Information.

I HAVE REVIEWED MY EXISTING ANNUITY COVERAGE AND FIND THIS COVERAGE SUITABLE FOR MY NEEDS.

Signed at: City                         State                   Date
               -------------------------     -------------------    ------------

Owner(s)                                Joint Owner(s)
         -------------------------------              --------------------------
Annuitant (if not Owner)
                        --------------------------------------------------------
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11.  agent information
----------------------
Do you have any reason to believe the annuity applied for will replace or change any existing annuity or life insurance? [ ] No [ ] Yes

I HAVE REVIEWED THE APPLICANT'S EXISTING ANNUITY COVERAGE AND FIND THIS COVERAGE IS SUITABLE FOR HIS/HER NEEDS

Registered Rep/Licensed Agent Name (please print):
                                                  ------------------------------
Signature
          -----------------------------

Phone                                         SS# /TIN
      ----------------------------------------        --------------------------

Firm Name
         -----------------------------------------------------------------------
Firm Address
            --------------------------------------------------------------------

For Registered Representative Use Only - Contact your home office for program information. [ ] Option A [ ] Option B [ ] Option C (Once selected program cannot be changed)
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